UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street Omaha, Nebraska             68137

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

9/30

Date of reporting period: 9/30/12

ITEM 1.  REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

JAG Large Cap Growth Fund

September 30, 2012

JAG Capital Management, LLC      9841 Clayton Road

Saint Louis, MO   63124

Annual Shareholder Letter

Dear Shareholder:

September 30, 2012

Equity markets rallied strongly over the past year, as stronger-than-expected corporate earnings growth, slow but steady growth in the U.S. economy, the emergence of a possible resolution to the European debt crisis, and continued accommodative monetary policy by the Federal Reserve combined to drive stock prices higher than many observers had expected.

Since the JAG Large Cap Growth Fund commenced operations in December 2011, we have maintained a constructive stance on the equity markets in general and on large capitalization growth stocks in particular. Consistent with this view and in accordance with our investment philosophy, we have invested substantially all of the Fund’s assets in a focused portfolio of companies which we believe possess strong growth characteristics, fundamental strength, and compelling price appreciation potential. Over the past year, the biggest contributors to the Fund’s performance have been the investments we have made in companies within the Information Technology, Health Care, Financials, and Consumer Discretionary sectors.

Similar to last year at this time, the markets and the economy face a variety of actual and perceived obstacles in the year ahead. The pace of the U.S. economic recovery remains uninspiring and somewhat fragile, and several European economies appear to be slipping back into recession. China’s new leadership team will be attempting to re-ignite growth in the coming year, but a so-called “hard landing” in China could be in store if they fail to move the correct levers in the world’s largest centrally-planned economy. American politicians will be forced to navigate a polarized political landscape as they seek to find common ground to craft tax and budgetary policies to avoid going over the Fiscal Cliff in early 2013. Last but certainly not least, the turbulent Middle East continues to a source of potential geopolitical instability.

These challenges have been well-publicized in the financial and popular media. As such, we believe they are substantially discounted in current stock prices. We note that the S&P 500 Index* is currently trading at roughly

13 times consensus earnings estimates for 2013, a level that we think reflects widespread investor skepticism and apathy. If we are correct in this assessment, positive developments on any number of fronts could be welcomed by investors, potentially providing an “upside surprise” for stock market returns.

Thank you for entrusting us with your capital. No matter what path the markets take in the coming months – up, down, or sideways - we will work hard to invest the Fund’s assets into the best growth companies we can find. We obviously cannot guarantee future returns, but we can assure you that your portfolio managers are heavily invested alongside you in our Fund.

Best regards,

Norman B. Conley III

Daniel J. Ferry, Jr. Portfolio Manager

Portfolio Manager

*The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

During the Reporting Period, the Fund’s Class A, C, and I shares generated cumulative total returns, without sales charges, of 17.40%, 16.60%, and 17.50% respectively. These returns compare to the cumulative total returns of the Fund’s benchmark, the Russell 1000 Growth Index.

JAG Large Cap Growth Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2012

The Fund's performance figures* for the period ending September 30, 2012, compared to its benchmarks:

		Since Inception(a)
Class A		17.40%
Class A with 5.75% load		10.65%
Class C		16.60%
Class I		17.50%
Russell 1000 Growth Total Return Index(b)		17.25%

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. The Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs; 12b-1 fees, borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in acquired funds, and extraordinary expenses) at 1.50% for all classes of the Fund's shares through January 31, 2013.  Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and the repayment is approved by the Board of Trustees. Without these waivers, the Fund's total annual operating expenses would have been 2.42%, 3.17%, and 2.17% for the JAG Large Cap Growth Fund's Class A, Class C, and Class I shares, respectively. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-855-552-4596.

(a) JAG Large Cap Growth Fund commenced operations on December 22, 2011.
(b) The Russell 1000 Growth Total Return Index represents an unmanaged portfolio of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Internet	15.1%
Biotechnology	9.1%
Computers	8.4%
Semiconductors	6.9%
Machinery	6.5%
Diversified Financial Services	6.1%
Media	5.4%
Retail	5.1%
Oil & Gas	4.4%
Food	4.2%
Other / Cash & Cash Equivalents	28.8%
	100.0%

JAG Large Cap Growth Fund
SCHEDULE OF INVESTMENTS
September 30, 2012
Shares		Value

	COMMON STOCKS - 98.6%
	APPAREL - 3.7%
10,084	Under Armour, Inc. - Class A *	$ 562,990

	BANKS - 2.7%
12,255	US Bancorp	420,346

	BIOTECHNOLOGY - 9.1%
3,531	Alexion Pharmaceuticals, Inc. *	403,946
6,050	Amgen, Inc.	510,136
6,454	Celgene Corp. *	493,086
		1,407,168
	CHEMICALS - 3.3%
5,645	Monsanto Co.	513,808

	COMMERCIAL SERVICES - 3.7%
1,262	Mastercard, Inc. - Class A	569,768

	COMPUTERS - 8.4%
1,262	Apple, Inc.	842,082
16,639	EMCA Corp. *	453,745
		1,295,827
	DIVERSIFIED FINANCIAL SERVICES - 6.1%
16,388	Discover Financial Services	651,095
11,394	Invesco Ltd.	284,736
		935,831
	FOOD - 4.2%
6,655	Whole Foods Market, Inc.	648,197

	HEALTHCARE - PRODUCTS - 3.1%
958	Intuitive Surgical, Inc. *	474,813

	HOME BUILDERS- 2.4%
10,640	Lennar Corp. - Class A	369,953

	INTERNET - 15.1%
2,090	Amazon.com, Inc. *	531,529
13,160	eBay, Inc. *	637,076
1,515	F5 Networks, Inc. *	158,620
708	Google, Inc. - Class A *	534,186
8,880	IAC/InterActiveCorp.	462,293
		2,323,704
JAG Large Cap Growth Fund
SCHEDULE OF INVESTMENTS
September 30, 2012
Shares		Value

	MACHINERY - 6.5%
5,042	Caterpillar, Inc.	$ 433,814
4,084	Cummins, Inc.	376,586
2,321	Deere & Co.	191,459
		1,001,859
	MEDIA - 5.4%
8,620	Discovery Communications, Inc. - Class A *	514,011
5,965	Walt Disney Co.	311,850
		825,861
	OIL & GAS - 4.4%
1,917	Concho Resources, Inc. *	181,636
2,167	Pioneer Natural Resources Co.	226,235
5,847	Whiting Petroleum Corp. *	277,031
		684,902
	PHARMACEUTICALS - 2.8%
3,733	Perrigo Co.	433,663

	RETAIL - 5.1%
4,345	Gap, Inc.	155,464
9,431	Starbucks Corp.	478,623
1,600	Ulta Salon Cosmetics & Fragrances	154,088
		788,175
	SEMICONDUCTORS - 6.9%
16,284	Intel Corp.	369,321
4,335	KLA-Tencor Corp.	206,801
7,763	QUALCOMM, Inc.	485,110
		1,061,232
	SOFTWARE - 3.0%
12,125	Akamai Technologies, Inc. *	463,904

	TRANSPORTATION - 2.7%
3,581	Union Pacific Corp.	425,064

	TOTAL COMMON STOCKS (Cost $14,231,509)	15,207,065
JAG Large Cap Growth Fund
SCHEDULE OF INVESTMENTS
September 30, 2012
Shares		Value

	SHORT-TERM INVESTMENTS - 2.0%
313,906	Fidelity Institutional Treasury Obligations Portfolio, 0.02%** (Cost $313,906)	$ 313,906

	TOTAL INVESTMENTS - 100.6% (Cost $14,545,415) (a)	$ 15,520,971
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.6) %	(88,467)
	TOTAL NET ASSETS - 100.0%	$ 15,432,504

* Non-Income producing security.
** Money market fund; interest rate reflects seven-day effective yield on September 30, 2012
(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $14,550,739 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized appreciation	$ 1,369,874
	Unrealized depreciation	(399,642)
	Net unrealized appreciation	$ 970,232

JAG Large Cap Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2012

ASSETS
Investment securities:
At cost	$ 14,545,415
At value	$ 15,520,971
Receivable for Fund shares sold	456
Dividends and interest receivable	6,622
Prepaid expenses and other assets	11,353
TOTAL ASSETS	15,539,402

LIABILITIES
Payable for Fund shares repurchased	68,046
Investment advisory fees payable	7,178
Distribution (12b-1) fees payable	7,183
Fees payable to other affiliates	6,616
Accrued expenses and other liabilities	17,875
TOTAL LIABILITIES	106,898
NET ASSETS	$ 15,432,504

Composition of Net Assets:
Paid in capital	$ 14,507,070
Accumulated net investment loss	(59,159)
Accumulated net realized gain from security transactions	9,037
Net unrealized appreciation of investments	975,556
NET ASSETS	$ 15,432,504

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 5,465,186
Shares of beneficial interest outstanding (a)	465,657
Net asset value (Net Assets ÷ Shares Outstanding)
and redemption price per share (b)	$ 11.74
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%)	$ 12.46

Class C Shares:
Net Assets	$ 9,805
Shares of beneficial interest outstanding (a)	841
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 11.66

Class I Shares:
Net Assets	$ 9,957,513
Shares of beneficial interest outstanding (a)	847,088
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 11.75
(a) Unlimited number of shares of beneficial interest authorized, no par value.
(b)

Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge ("CDSC") on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

JAG Large Cap Growth Fund
STATEMENT OF OPERATIONS
For the Period Ended September 30, 2012*

INVESTMENT INCOME
Dividends	$ 76,484
Interest	36
Less: Foreign withholding taxes	(10)
TOTAL INVESTMENT INCOME	76,510

EXPENSES
Investment advisory fees	84,383
Distribution (12b-1) fees:
Class A	7,471
Class C	62
Administrators and related parties fees and expenses	22,593
Professional fees	16,084
MFund service fees	12,374
Compliance officer fees	11,168
Registration fees	10,979
Custodian fees	8,848
Pricing Fees	3,039
Trustees fees and expenses	2,944
Transfer agent fees	2,082
Non 12b-1 shareholder servicing fees	1,396
Printing and postage expenses	1,265
Insurance expense	743
Other expenses	6,572
TOTAL EXPENSES	192,003

Less: Fees waived by the Advisor	(56,321)
NET EXPENSES	135,682

NET INVESTMENT LOSS	(59,172)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from:
Investments	9,050
Net change in unrealized appreciation on:
Investments	975,556

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	984,606

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 925,434

* The JAG Large Cap Growth Fund commenced operations on December 22, 2011.

JAG Large Cap Growth Fund
STATEMENT OF CHANGES IN NET ASSETS

For the
Period Ended
INCREASE (DECREASE) IN NET ASSETS:	September 30, 2012*
FROM OPERATIONS
Net investment loss	$ (59,172)
Net realized gain from investments	9,050
Net change in unrealized appreciation on investments	975,556
Net increase in net assets resulting from operations	925,434

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	6,086,412
Class C	8,900
Class I	9,466,087
Payments for shares redeemed:
Class A	(915,218)
Class C	-
Class I	(139,111)
Net increase in net assets from shares of beneficial interest	14,507,070

TOTAL INCREASE IN NET ASSETS	15,432,504

NET ASSETS
Beginning of Period	-
End of Period *	$ 15,432,504
*Includes accumulated net investment loss of:	$ (59,159)

* The JAG Large Cap Growth Fund commenced operations on December 22, 2011.
JAG Large Cap Growth Fund
STATEMENT OF CHANGES IN NET ASSETS (Continued)

For the
Period Ended
September 30, 2012*
SHARE ACTIVITY
Class A:
Shares Sold	544,973
Shares Reinvested	-
Shares Redeemed	(79,316)
Net increase in shares of beneficial interest outstanding	465,657

Class C:
Shares Sold	841
Shares Reinvested	-
Shares Redeemed	-
Net increase in shares of beneficial interest outstanding	841

Class I:
Shares Sold	859,413
Shares Reinvested	-
Shares Redeemed	(12,325)
Net increase in shares of beneficial interest outstanding	847,088

* The JAG Large Cap Growth Fund commenced operations on December 22, 2011.

JAG Large Cap Growth Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

	Class A		Class C		Class I

	Period Ended		Period Ended		Period Ended
	September 30,		September 30,		September 30,
	2012 (1)		2012 (1)		2012 (1)
Net asset value, beginning of period	$ 10.00		$ 10.00		$ 10.00

Activity from investment operations:
Net investment loss (6)	(0.08)		(0.14)		(0.05)
Net realized and unrealized
gain on investments	1.82		1.80		1.80
Total from investment operations	1.74		1.66		1.75

Net asset value, end of period	$ 11.74		$ 11.66		$ 11.75

Total return (2)(5)	17.40%		16.60%		17.50%

Net assets, at end of period (000s)	$ 5,465		$ 10		$ 9,958

Ratio of gross expenses to average
net assets (3)(7)	2.42%	(4)	3.17%	(4)	2.17%	(4)
Ratio of net expenses to average
net assets (7)	1.75%	(4)	2.50%	(4)	1.50%	(4)
Ratio of net investment loss
to average net assets (7)	(0.86)%	(4)	(1.61)%	(4)	(0.61)%	(4)

Portfolio Turnover Rate	56%	(5)	56%	(5)	56%	(5)

(1)	The JAG Large Cap Growth Fund commenced operations on December 22, 2011.
(2)

Total return in the above table represents the rate that the investor would have earned or lost in an investment in the Fund assuming reinvestment of dividends and capital gain distributions, and does not reflect the impact of sales charges. Had the Advisor not waived a portion of the Fund's expenses, total return would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(4) Annualized for periods less than one full year.
(5) Not annualized.
(6)	Per share amounts calculated using the average shares method.
(7)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

JAG LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2012

(1)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (“the Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”).   The Trust currently consists of twenty-five series. These financial statements include the following series: JAG Large Cap Growth Fund (the “Fund”). The Fund is a separate non-diversified series of the Trust.  JAG Capital Management LLC (the "Advisor"), acts as advisor to the Fund.

The JAG Large Cap Growth Fund commenced operations on December 22, 2011.  The Fund’s investment objective is capital appreciation.

The Fund offers three classes of shares:  Class A, Class C and Class I Shares.  Each class differs as to sales and redemption charges and ongoing fees.

a)

Investment Valuation - The net asset values per share of the Fund are determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on each day when the NYSE is open for trading. Securities for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the NASDAQ at the NASDAQ Official Closing Price (“NOCP”); (c) United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; (d) short-term money market instruments (such as certificates of deposit, bankers’ acceptances and commercial paper) are most often valued by bid quotations or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings. All of these prices are obtained from services, which collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers. Short-term securities with remaining maturities of sixty days or less for which market quotations and information from pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. When approved by the Trustees, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Trustees believe reflect the fair value of such securities. In the absence of an ascertainable market value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (prior to the time the NAV is calculated) that materially affects fair value, assets are valued at their fair value as determined by the Advisor using methods and procedures reviewed and approved by the Trustees.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable. No single standard for determining fair value exists, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

In accordance with the authoritative guidance on fair value measurements and disclosure under accounting principles generally accepted in the United States of America (“GAAP”), the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under GAAP are described below:

Level 1

-

quoted prices in active markets for identical securities.

Level 2

-

other significant observable inputs (including quoted prices for similar securities and identical securities in inactive markets, interest rates, amortized cost, credit risk, etc.).

Level 3

-

significant unobservable inputs (including the Fund’s own assumptions in determining fair value investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

JAG LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2012

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of September 30, 2012:

Assets Security Classifications (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Common Stocks	$ 15,207,065	$ -	$ 15,207,065
Short-Term Investments	-	313,906	313,906
Total	$ 15,207,065	$ 313,906	$ 15,520,971

(a) As of and during the period ended September 30, 2012, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.  There were no transfers into and out of Level 1 and 2 during the current period presented.  It is the Fund’s policy to recognize transfers into and out of Level 1 and 2 at the end of the reporting period.  For a detailed break-out of Common Stocks by Industry classification, please refer to the Schedule of Investments.

During the period ended September 30, 2012, no securities were valued in accordance with the Trust’s good faith pricing guidelines.

b)

Federal Income Tax - The Fund has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provisions are required.

As of and during the period ended September 30, 2012, the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of September 30, 2012, the Fund did not incur any interest or penalties. As required, management has analyzed the Fund’s tax positions taken or to be taken on Federal income tax returns for all open tax periods (September 30, 2012) and has concluded that no provision for income tax is required in these financial statements. The tax filings are open for examination by applicable taxing authorities. No examination of the Fund’s tax return is presently in progress.

c)

Distribution to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date.

d)

Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan.

e)

Other - Investment and shareholder transactions are recorded on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

f)

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g)

Commitments and Contingencies - In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

JAG LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2012

h)

Redemption fees and sales charges (loads) - The Fund does not charge redemption fees. A maximum sales charge of 5.75% is imposed on Class A shares of the Fund. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). Investments in Class C shares are subject to a CDSC of 1.00% in the event of certain redemptions within one year following purchase.  The respective shareholders pay such CDSC charges, which are not an expense of the Fund. For the period since inception from December 22, 2011 through September 30, 2012, CDSC fees of $0 were paid to the Advisor.

(2)

INVESTMENT TRANSACTIONS

For the period ended September 30, 2012, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales
$ 20,254,438	$ 6,031,018

(3)

MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

JAG Capital Management LLC, the “Advisor”, or “Manager”, acts as investment manager to the Fund pursuant to the terms of the Management Agreement. Under the terms of the Management Agreement, the Manager manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Manager provides the Fund with investment advice and supervision and furnishes an investment program for the Fund. For its investment management services, the Fund pays to the Manager, as of the last day of each month, an annualized fee equal to 1.00% of average net assets, such fee to be computed daily based upon daily average net assets of the Fund. The Manager pays expenses incurred by it in connection with acting as investment manager to the Fund other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and certain other expenses paid by the Fund (as detailed in the Management Agreement). The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the period ended September 30, 2012, management fees of $84,383 were incurred by the Fund, before the waiver and reimbursement described below.

The Manager and the Fund have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; 12b-1 distribution fees and extraordinary expenses) at 1.50% of the Fund’s average daily net assets through January 31, 2013. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board of Trustees.

For the period ended September 30, 2012, the Manager waived management fees of $56,321. As of September 30, 2012, the Manager may recapture $56,321 of waived management fees no later than September 30, 2015.

The Trust has entered into a Management Services Agreement with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and supervisory services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $100 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the period ended September 30, 2012, the Fund incurred $12,374 for such fees.

A Trustee and Officer of the Trust is also the controlling member of MFund Services [and Catalyst Capital Advisors LLC (an investment advisor to other series of the Trust)], and is not paid any fees directly by the Trust for serving in such capacities.

JAG LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2012

Matrix 360 Administration, LLC (“Matrix”) served as the Fund’s administrator, fund accountant and transfer agent through April 27, 2012. Effective April 27, 2012, Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Pershing acted as the broker of record on executions of purchases and sales of the Fund’s portfolio investments. For those services, Pershing received $4,155 of brokerage commissions from the Fund for the year ended
September 30, 2012. Certain officers and/or employees of the Manager have an affiliation with Pershing.

Some officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

Officers of the Trust and Trustees who are "interested persons" of the Trust or the Manager will receive no salary or fees from the Trust.  Trustees who are not "interested persons" as that term is defined in the 1940 Act, will be paid a quarterly retainer of $250 per fund in the Trust and $500 per special board meeting attended at the discretion of the Chairman.  The Chairman of the Trust’s Audit Committee receives an additional quarterly fee of $750. The fees paid to the Trustees are paid in Fund shares and allocated pro rata among the Funds in the complex. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for each class of shares, that allows the Fund to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees. Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Fund and its shareholders and to reimburse the Fund’s Distributor and Manager for distribution related expenses. Brokers may receive a 1.00% commission from the Distributor for the sale of Class C shares.

For the period ended September 30, 2012, J.A. Glynn & Co., an affiliated broker, received $8,102 in underwriter commissions from the sale of shares of the Fund.

(4)   TAX COMPONENTS OF CAPITAL

As of September 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis net unrealized depreciation of investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such late year losses of $59,159.

Permanent book and tax differences primarily attributable to the tax treatment of net operating losses, resulted in reclassification for the Fund for the period ended September 30, 2012 as follows: a decrease in accumulated net investment loss of $13 and a decrease in accumulated net realized gain from security transactions of $13.

JAG LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2012

(5)

BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2012, Reliance Trust Co. held 61.44% of the voting securities of the Fund, for the sole benefit of customers and may be deemed to control the Fund.

(6)

RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

(7)

SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees ofMutual Fund Series Trust

and the Shareholdersof the JAG Large Cap Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the JAG Large Cap Growth Fund, a series of shares of beneficial interest of the Mutual Fund Series Trust, as of September 30, 2012, and the related statements of operations and changes in net assets and the financial highlights for the period from December 22, 2011 (commencement of operations) to September 30, 2012.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the JAG Large Cap Growth Fund, as of September 30, 2012, and the results of its operations, the changes in its net assets and its financial highlights for the period from December 22, 2011 to September 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

November 27, 2012

Additional Information (Unaudited)

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-552-4596; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-552-4596; and on the Commission’s website at http://www.sec.gov.

Approval of the JAG Large Cap Growth Fund Advisory Agreement

At a meeting of the Board of Trustees of Mutual Fund Series Trust (the “Trust”) on November 29, 2011, the Board considered the approval of the Management Agreement between JAG Capital Management LLC (“JAG”) and the Trust on behalf of the JAG Large Cap Fund (for purposes of this section, the “Fund”).

In connection with their deliberations regarding approval of the Management Agreement, the Trustees reviewed a report prepared by JAG setting forth, and the adviser’s responses to, a series of questions regarding, among other things, the adviser’s past investment performance, its proposed services to the Fund, comparative information regarding the Fund’s proposed fees and expenses, and the adviser’s anticipated profitability from managing the Fund.  The Trustees noted that JAG will receive the benefit of 12b-1 fees as a resource for distribution related expenses.

As to the business and the qualifications of the personnel of JAG, the Trustees examined a copy of the firm’s registration statement on Form ADV and discussed, in particular, the experience of its fund management personnel.  The Trustees also reviewed the draft Prospectus and Statement of Additional Information for the Fund.  The Trustees considered JAG’s duties under the terms of the Management Agreement.  Following discussion, the Trustees concluded that they were satisfied with the nature, extent and quality of the services to be provided to the Fund under the Management Agreement.

Because the Fund had not yet commenced operations, the Trustees could not consider the investment performance of the Fund.  The Board considered the approximately 20 years of performance of a composite of the adviser’s separately managed accounts using a strategy similar to that proposed for the Fund as compared to broad based market indices.  Based upon their review, the Trustees concluded that JAG has the potential to deliver favorable returns.

As to the costs of the services to be provided and the profits to be realized by JAG, the Trustees reviewed the firm’s estimates of its profitability and financial information about the firm.  The Trustees also considered whether JAG had agreed to waive fees or reimburse expenses to the extent that the Fund’s total operating expenses exceed certain limits.  Based on their review, the Trustees concluded that they were satisfied that JAG’s expected level of profitability from its relationship with the Fund would not be excessive.

As to comparative fees and expenses, the Trustees considered the management fee to be paid by the Fund and compared that fee to management fees paid by funds in a relevant peer group.  The Trustees also compared the total expense ratio of the Fund with the expense ratios of the funds in the peer group.  The Board noted that the Fund would pay 1.00% of its average daily net assets to the adviser.  The Board also noted that the Fund’s proposed management fee and expense ratio were above the averages for funds in the Fund’s peer group, but in line with or lower than certain funds in the peer group.  Following the discussion, the Trustees concluded that the Fund’s proposed management fee was acceptable in light of the quality of services the Fund expects to receive from JAG and the level of fees paid by funds in the peer group.

Additional Information (Unaudited) (continued)

As to economies of scale, the Trustees noted that the Management Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees agreed that breakpoints may be an appropriate way for the adviser to share the economies of scale with the Fund and its shareholders if the Fund experiences a substantial growth in assets.  The Trustees recognized that management agreements with competitor funds do not always contain breakpoints and consequently, the Trustees concluded that the absence of breakpoints was acceptable under the circumstances, including the expense caps.

As a result of their deliberations, the Trustees, including the Independent Trustees, unanimously determined that approval of the Management Agreement was in the best interests of the Fund and its shareholders.

TRUSTEE AND OFFICERS (Unaudited)

Management Information. Following are the Trustees and Officers of the Trust, their address and year of birth, their present position with the Trust, and their principal occupation during the past five years.  In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees and Officers, who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Manager, are indicated in the table.  The Trust’s Statement of Additional Information includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 1-877-329-4246.

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term* and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 4020 South 147th Street, Suite 2, Omaha, NE 68137 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 2000. Manager of PTL Real Estate LLC, a real estate/investment firm since 2001.	25	None
Tiberiu Weisz c/o Mutual Fund Series Trust 4020 South 147th Street, Suite 2, Omaha, NE 68137 Year of Birth: 1949	Trustee	Since 6/2006	Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., since 1994.	25	None
Dr. Bert Pariser The MITCU Corp. 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991	25	None

TRUSTEE AND OFFICERS (Unaudited) (continued)

Interested Trustee** and Officers

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Jerry Szilagyi 22 High Street, Huntington, NY 11743 Year of Birth: 1962	Trustee, President and Chief Executive Officer	Trustee since 7/2006; President and Chief Executive Officer since 4/2012	Managing Member, Catalyst Capital Advisors LLC, January 2006- present; President, MFund Services LLC, 1/2012 to present; President, Abbington Capital Group LLC, 1998- present; President, Mutual Advisors, Inc., 3/2011 to present; CEO, ThomasLloyd Global Asset Management (Americas) LLC, 9/2006 to 3/2010; SVP Business Development, Integrity Mutual Funds, Inc., 5/2003- 7/2006.	25	None
Erik Naviloff 450 Wireless Blvd Hauppauge, New York 11788 Year of Birth: 1968	Treasurer and Principal Financial Officer and	Since 4/2012	Vice President of Gemini Fund Services, LLC (since 2011); Assistant Vice President, Gemini Fund Services, (2007 - 2012); Senior Accounting Manager, Fixed Income, Dreyfus Corporation (2002 to 2007).	N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, New York 11788 Year of Birth: 1976	Secretary	Since 4/2012

Vice President of Gemini Fund Services, LLC (since 2011); Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

				N/A	N/A
Debra Brown CCO Compliance 32 Saddlebrook Lane Phoenixville, PA 19460 Year of Birth: 1962	Chief Compliance Officer	Since 7/2012	Chief Compliance Officer, CCO Compliance Services, LLC 7/2012 to present; Attorney, Brown & Associates LLC 9/2000 to the present	N/A	N/A

* The term of office of each Trustee is indefinite.

** The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of an advisor that manages a series of the Trust.

JAG LARGE CAP GROWTH

EXPENSE EXAMPLES

September 30, 2012 (Unaudited)

As a shareholder of the JAG Large Cap Growth Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the JAG Large Cap Growth Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2012 through September 30, 2012.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the JAG Large Cap Growth Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Expenses Paid During Period* 4/1/12 – 9/30/12	Expense Ratio During Period** 4/1/12 – 9/30/12
Class I	$1,000.00	$1,000.90	$7.50	1.50%
Class A	1,000.00	1,000.00	8.75	1.75
Class C	1,000.00	996.58	12.48	2.50

Hypothetical (5% return before expenses)	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Expenses Paid During Period* 4/1/12 – 9/30/12	Expense Ratio During Period** 4/1/12 – 9/30/12
Class I	$1,000.00	$1,017.50	$7.57	1.50%
Class A	1,000.00	1,016.25	8.82	1.75
Class C	1,000.00	1,012.50	12.58	2.50

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

**Annualized.

Mutual Fund Series Trust

4020 South 147th Street

Omaha, NE 68137

ADVISOR

JAG Capital Management, LLC.

9841 Clayton Road

St. Louise, MO 63124

ADMINISTRATOR & TRANSFER AGENT

Gemini Fund Services, LLC

4020 South 147th Street

Omaha, NE 68137

DISTRIBUTOR

Northern Lights Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP

1835 Market Street

26th Floor

Philadelphia, PA 19103

LEGAL COUNSEL

Thompson Hine LLP

41 South High Street

Suite 1700

Columbus, Ohio 43215

CUSTODIAN BANK

The Huntington National Bank

7 Easton Oval

Columbus, Ohio 43219

ITEM 2. CODE OF ETHICS.

(a)

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2012	2011
JAG Large Cap Growth Fund	10,000	-

(b)

Audit-Related Fees.  There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2012	2011
JAG Large Cap Growth Fund	2,000	-

(d)

All Other Fees.   The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended September 30, 2012 and 2011 respectively.

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)

Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended September 30, 2012 and 2011 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)

Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
President,
Date: December 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
President
Date: December 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Treasurer
Date: December 5, 2012